Exhibit 99.1

SemGroup Corporation Announces Date for Special Meeting of Stockholders in Connection with Agreement to Acquire Rose Rock Midstream, L.P.

Tulsa, Okla. – Aug. 30, 2016 – SemGroup® Corporation (NYSE: SEMG) today announced that it will hold a special meeting of stockholders in connection with the proposed acquisition of Rose Rock Midstream®, L.P. (NYSE: RRMS) on Sept. 29, 2016 at 8 a.m. Central Time, at the Doubletree Hilton Hotel, Tulsa, 6110 South Yale Ave., Oklahoma 74136.

At the special meeting, stockholders will consider and vote on, among other things, a proposal to approve the issuance of SemGroup common stock pursuant to the previously announced agreement providing for SemGroup’s acquisition of all of the outstanding common units of Rose Rock not already owned by the company in an all stock-for-unit transaction. SemGroup’s stockholders of record at the close of business on Aug. 22, 2016 will be entitled to receive notice of and to vote at the special meeting.

Subject to customary approvals and conditions and approval by SemGroup’s stockholders, the transaction is expected to close on Sept. 30, 2016. Rose Rock common unitholders have approved the transaction. SemGroup owns approximately 56 percent of Rose Rock common units, which was sufficient to approve the transaction on behalf of the holders of Rose Rock common units.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

In connection with the proposed merger of SemGroup and Rose Rock, SemGroup filed a registration statement on Form S-4 with the Securities and Exchange Commission (the "Commission") which has been declared effective by the Commission that includes a joint solicitation statement/prospectus and other relevant documents concerning the proposed transaction. YOU ARE URGED TO READ THE JOINT SOLICITATION STATEMENT/PROSPECTUS AND THE OTHER RELEVANT DOCUMENTS FILED WITH THE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT SemGroup, Rose Rock AND THE PROPOSED TRANSACTION. The joint solicitation statement/prospectus and the other documents filed with the Commission may be obtained free of charge at the Commission’s website, www.sec.gov. In addition, you may obtain free copies of the joint solicitation statement/prospectus and the other documents filed by SemGroup and Rose Rock with the Commission by requesting them in writing from SemGroup Corporation, Two Warren Place, 6120 S. Yale Avenue, Suite 700, Tulsa, Oklahoma 74136-4216, Attention: Investor Relations, or by telephone at (918) 524-8100, or from Rose Rock Midstream, L.P., Two Warren Place, 6120 S. Yale Avenue, Suite 700, Tulsa, Oklahoma 74136-4216, Attention: Investor Relations, or by telephone at (918) 524-7700.

SemGroup and Rose Rock and their respective directors and executive officers may be deemed under the rules of the Commission to be participants (as defined in Schedule 14A under the Exchange Act) in respect of the proposed transaction. Information about SemGroup’s directors and executive officers and their ownership of SemGroup common stock is set forth in SemGroup’s proxy statement on Schedule 14A filed on April 13, 2016 with the Commission. Information about the directors and executive officers and their ownership of RRMS common units representing limited partnership interests is set forth in Rose Rock’s Annual Report on Form 10-K for the year ended Dec. 31, 2015 filed on Feb. 26, 2016 with the Commission. Information regarding the identity of the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, is contained in the joint solicitation statement/prospectus and other materials filed by SemGroup with the Commission, as amended from time to time. Stockholders may obtain additional information about the interests of the directors and executive officers in the proposed transaction by reading the joint solicitation statement/prospectus.

Forward-Looking Statements
All statements, other than statements of historical fact, included in this press release including the prospects of our industry, our anticipated financial performance, our anticipated annual dividend growth rate, management's plans and objectives for future operations, planned capital expenditures, business prospects, outcome of regulatory proceedings, market conditions and other matters, may constitute forward-looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that these expectations will prove to be correct. These forward-looking statements are subject to certain known and unknown risks and uncertainties, as well as assumptions that could cause actual results to differ materially from those reflected in these forward-looking statements. Factors that might cause actual results to differ include, but are not limited to, the closing, expected timing, and benefits of the proposed transaction pursuant to which we will acquire all of the outstanding common units of our subsidiary, Rose Rock Midstream, L.P. (“Rose Rock”), not already owned by us; our ability to generate sufficient cash flow from operations to enable us to pay our debt obligations and our current and expected dividends or to fund our other liquidity needs; the ability of Rose Rock to generate sufficient cash flow from operations to provide the level of cash distributions we expect; any sustained reduction in demand for, or supply of, the petroleum products we gather, transport, process, market and store; the effect of our debt level on our future financial and operating flexibility, including our ability to obtain additional capital on terms that are favorable to us; our ability to access the debt and equity markets, which will depend on general market conditions and the credit ratings for our debt obligations and equity; the loss of, or a material nonpayment or nonperformance by, any of our key customers; the amount of cash distributions, capital requirements and performance of our investments and joint ventures; the amount of collateral required to be posted from time to time in our purchase, sale or derivative transactions; the impact of operational and developmental hazards and unforeseen interruptions; our ability to obtain new sources of supply of petroleum products; competition from other midstream energy companies; our ability to comply with the covenants contained in our credit agreements and the indentures governing our senior notes, including requirements under our credit agreements to maintain certain financial ratios; our ability to renew or replace expiring storage, transportation and related contracts; the overall forward markets for crude oil, natural gas and natural gas liquids; the possibility that the construction or acquisition of new assets may not result in the corresponding anticipated revenue increases; changes in currency exchange rates; weather and other natural phenomena, including climate conditions; a cyber attack involving our information systems and related infrastructure, or that of our business associates; the risks and uncertainties of doing business outside of the U.S., including political and economic instability and changes in local governmental laws, regulations and policies; costs of, or changes in, laws and regulations and our failure to comply with new or existing laws or regulations, particularly with regard to taxes, safety and protection of the environment; the possibility that our hedging activities may result in losses or may have a negative impact on our financial results; general economic, market and business conditions; as well as other risk factors discussed from time to time in each of our documents and reports filed with the SEC.

Readers are cautioned not to place undue reliance on any forward-looking statements contained in this press release, which reflect management's opinions only as of the date hereof. Except as required by law, we undertake no obligation to revise or publicly release the results of any revision to any forward-looking statements.

About SemGroup
Based in Tulsa, Okla., SemGroup® Corporation (NYSE: SEMG) is a publicly traded midstream service company providing the energy industry the means to move products from the wellhead to the wholesale marketplace. SemGroup provides diversified services for end-users and consumers of crude oil, natural gas, natural gas liquids, refined products and asphalt. Services include purchasing, selling, processing, transporting, terminalling and storing energy.

SemGroup uses its Investor Relations website and social media outlets as channels of distribution of material company information. Such information is routinely posted and accessible on our Investor Relations website at ir.semgroupcorp.com, our Twitter account and LinkedIn account.

About Rose Rock Midstream
Rose Rock Midstream®, L.P. (NYSE: RRMS) is a growth-oriented Delaware limited partnership formed by SemGroup® Corporation (NYSE: SEMG) to own, operate, develop and acquire a diversified portfolio of midstream energy assets. Headquartered in Tulsa, Okla., Rose Rock Midstream provides crude oil gathering, transportation, storage and marketing services with the majority of its assets strategically located in or connected to the Cushing, Okla. crude oil marketing hub.

Contacts:
Investor Relations:                 Media:
Alisa Perkins                     Kiley Roberson

SemGroup - 918-524-8081            918-524-8594
Rose Rock Midstream - 918-524-7711        kroberson@semgroupcorp.com
investor.relations@semgroupcorp.com         kroberson@rrmidstream.com
roserockir@rrmidstream.com